Exhibit 99.3 Reconciliation of Adjusted income (loss) from net income (loss)

	As reported Quarter Ended September 30, 2016	Adjustments	As adjusted Quarter Ended September 30, 2016	As reported Quarter Ended June 30, 2016	Adjustments	As adjusted Quarter Ended June 30, 2016	As reported Quarter Ended September 30, 2015	Adjustments	As adjusted Quarter Ended September 30, 2015

Net sales	$596.4		$596.4	$582.4		$582.4	$464.9		$464.9
Operating costs and expenses:
Cost of sales	442.6		442.6	443.1		443.1	416.2		416.2
Depreciation and amortization	29.6		29.6	28.5		28.5	25.9		25.9
Selling and administrative	47.0		47.0	46.5		46.5	38.3		38.3
Loss on sale or impairment of long-lived assets, net	0.3	(0.3)	—	0.7	(0.7)	—	0.9	(0.9)	—
Other operating credits and charges, net	—	—	—	11.4	(11.4)	—	1.0	(1.0)	—
Total operating costs and expenses	519.5		519.2	530.2		518.1	482.3		480.4
Income (loss) from operations	76.9		77.2	52.2		64.3	(17.4)		(15.5)
Non-operating income (expense):
Interest expense, net of capitalized interest	(9.0)	1.0	(8.0)	(9.3)	1.5	(7.8)	(8.4)		(8.4)
Investment income	2.5		2.5	2.1		2.1	0.5		0.5
Loss on early debt extinguishment	(13.2)	13.2	—	—		—	—		—
Other non-operating items	(0.5)		(0.5)	1.4		1.4	(3.7)		(3.7)
Total non-operating income (expense)	(20.2)		(6.0)	(5.8)		(4.3)	(11.6)		(11.6)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	56.7		71.2	46.4		60.0	(29.0)		(27.1)
Provision (benefit) for income taxes	(7.5)	7.5	—	16.2	(16.2)	—	(2.4)	2.4	—
"Normalized" tax rate @ 35%	—	25.4	25.4	—	21.5	21.5	—	(8.8)	(8.8)
Equity in income of unconsolidated affiliates	(1.4)		(1.4)	(1.5)	—	(1.5)	(2.0)		(2.0)
Income (loss) from continuing operations	65.6		47.2	31.7		40.0	(24.6)		(16.3)
Loss from discontinued operations before taxes	—		—	—		—	(2.9)		(2.9)
Benefit for income taxes	—		—	—		—	(1.0)		(1.0)
Loss from discontinued operations	—		—	—		—	(1.9)		(1.9)
Net income (loss)	$65.6		$47.2	$31.7		$40.0	$(26.5)		$(18.2)

Net income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$0.46		$0.33	$0.22		$0.28	$(0.17)		$(0.12)
Loss from discontinued operations	—		—	—		—	(0.02)		(0.02)
Net income (loss) per share - basic	$0.46		$0.33	$0.22		$0.28	$(0.19)		$(0.14)
Net income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$0.45		$0.32	$0.22		$0.28	$(0.17)		$(0.12)
Loss from discontinued operations	—		—	—		—	(0.02)		(0.02)
Net income (loss) per share - diluted	$0.45		$0.32	$0.22		$0.28	$(0.19)		$(0.14)

Average shares of stock outstanding - basic	143.7		143.7	143.4		143.4	142.6		142.6
Average shares of stock outstanding - diluted	145.4		145.4	145.2		145.2	142.6		142.6

	As reported Nine Months Ended September 30, 2016	Adjustments	As adjusted Nine Months Ended September 30, 2016	As reported Nine Months Ended September 30, 2015	Adjustments	As adjusted Nine Months Ended September 30, 2015

Net sales	$1,683.4		$1,683.4	$1,429.6		$1,429.6
Operating costs and expenses:			—			—
Cost of sales	1,301.2		1,301.2	1,287.4		1,287.4
Depreciation and amortization	86.0		86.0	77.9		77.9
Selling and administrative	135.8		135.8	114.9		114.9
Loss on sale or impairment of long-lived assets, net	1.0	(1.0)	—	1.5	(1.5)	—
Other operating credits and charges, net	11.4	(11.4)	—	12.6	(12.6)	—
Total operating costs and expenses	1,535.4		1,523.0	1,494.3		1,480.2
Income (loss) from operations	148.0		160.4	(64.7)		(50.6)
Non-operating income (expense):
Interest expense, net of capitalized interest	(26.3)	2.5	(23.8)	(23.1)		(23.1)
Investment income	6.4		6.4	2.9		2.9
Loss on early debt extinguishment	(13.2)	13.2	—	—		—
Other non-operating items	1.4		1.4	(5.5)		(5.5)
Total non-operating income (expense)	(31.7)		(16.0)	(25.7)		(25.7)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	116.3		144.4	(90.4)		(76.3)
Provision (benefit) for income taxes	13.1	(13.1)	—	(7.7)	7.7	—
"Normalized" tax rate @ 35%	—	52.1	52.1	—	(25.3)	(25.3)
Equity in income of unconsolidated affiliates	(4.4)		(4.4)	(4.1)		(4.1)
Income (loss) from continuing operations	107.6		96.7	(78.6)		(46.9)
Loss from discontinued operations before taxes	—		—	(2.9)		(2.9)
Benefit for income taxes	—		—	(1.0)		(1.0)
Loss from discontinued operations	—		—	(1.9)		(1.9)
Net income (loss)	$107.6		$96.7	$(80.5)		$(48.8)

Net income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$0.75		$0.67	$(0.55)		$(0.33)
Loss from discontinued operations	—		—	(0.02)		(0.02)
Net income (loss) per share - basic	$0.75		$0.67	$(0.57)		$(0.35)
Net income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$0.74		$0.67	$(0.55)		$(0.33)
Loss from discontinued operations	—		—	(0.02)		(0.02)
Net income (loss) per share - diluted	$0.74		$0.67	$(0.57)		$(0.35)

Average shares of stock outstanding - basic	143.3		143.3	142.3		142.3
Average shares of stock outstanding - diluted	145.2		145.2	142.3		142.3